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                 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


       Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 8, 1997
                                                           -------------


                               INCOMNET, INC.
                               --------------
            (Exact name of registrant as specified in its charter)


                                CALIFORNIA
                                ----------
               (State or other jurisdiction of incorporation)


         0-12386                                         95-2871296
         -------                                         ----------
  (Commission File Number)                            (I.R.S. Employer
                                                     Identification No.)

   21031 Ventura Boulevard, Suite 1100, Woodland Hills, California     91364
   ---------------------------------------------------------------     -----
   (Address of principal executive offices)                          (Zip Code)

      Registrant's telephone number, including area code: (818) 887-3400

                               NOT APPLICABLE
                               --------------
             (Former name, former address and former fiscal year,
                        if changed since last report)


Total number of pages in this document: 4

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                               TABLE OF CONTENTS


ITEM 5.  OTHER EVENTS................................................ 3
          Approval of reincorporation of NTC & reconstitution
          of its Board of Directors.................................. 3

SIGNATURES........................................................... 4

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ITEM 5.  OTHER EVENTS

APPROVAL OF REINCORPORATION OF NTC & RECONSTITUTION OF ITS BOARD OF DIRECTORS

On April 8, 1997, the Company's Board of Directors approved by unanimous written consent a resolution in which the Board authorized and ratified the reincorporation from the State of Nevada to the State of Delaware of its wholly-owned subsidiary, National Telephone & Communications, Inc. (NTC). The Company's Board also authorized and ratified the reconstitution of NTC's Board of Directors.

NTC's Board now consists of, Melvyn Reznick, the Chairman and CEO of the Company, Edward Jacobs, the Chairman and CEO of NTC, and James Quandt, the President of NTC. Mr. Quandt, who joined NTC on January 6, 1997, replaces Jerry Ballah, who has resigned as both an officer and director of NTC. Mr. Ballah's resignation was by mutual consent with the Company. He stated that he had no disagreements with NTC or its management.

Prior to assuming his executive position with NTC, Mr. Quandt was the Chairman of the Board of Directors of Global Financial Information Corporation, a privately held group of companies in the financial information and technology industry. Global Financial Information Corporation operates from a base of 27 offices internationally, with a staff of approximately 840 professionals. From 1991 to 1995, Mr. Quandt was the President and Chief Executive Officer of Standard & Poors Financial Information Services, a subsidiary of McGraw Hill Corporation in New York, New York. At Standard & Poors, Mr. Quandt was responsible for all executive, administrative and operational functions of nine domestic and international companies that comprised the Standard & Poors Group. From 1980 to 1991, Mr. Quandt was an executive officer in various capacities with Security Pacific Bank in Los Angeles, California. Mr. Quandt was the Senior Vice President and Group Division Head of Security Pacific Bank's Financial Management & Trust Services Group from 1988 to 1991. From 1983 to 1990, Mr. Quandt was the President and Chief Executive Officer of Security Pacific Brokerage, Inc., a subsidiary of Security Pacific Bank, for which he negotiated the sale in 1990 to Fidelity Investments. Mr. Quandt was Group Vice President of Security Pacific Financial Management Centers from 1980 to 1983. From 1976 to 1980, Mr. Quandt was a Second Vice President with Smith, Barney, Harris, Upham & Co. in Los Angeles, California, and from 1972 to 1976, he was a Senior Account Executive with the Bank of America. Mr. Quandt earned a Bachelor of Science in Economic and Business Administration from Saint Mary's College of California in 1971 and completed the program at the Graduate School of Business, Management Policy Institute, at the University of Southern California. Mr. Quandt is a member of the Board of Regents of Saint Mary's College of California and the Alumni Council Board of the American Bankers Association. Mr. Quandt is also a member of the New York Municipal Forum.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


INCOMNET, INC.
----------------
(Registrant)


Date: April 10, 1997                   By: /s/ STEPHEN A. CASWELL
      --------------                   --------------------------------------
                                       Stephen A. Caswell, Vice President and
                                       Corporate Secretary








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